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Exhibit 23.4

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form S-1 of our report dated September 13, 2007 relating to the financial statements of Smith Maritime Group, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Florham Park, NJ
March 4, 2008

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  Exhibit 23.4
CONSENT OF INDEPENDENT ACCOUNTANTS